SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 11, 2002

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-3122                  13-5549268
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(State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)               Number)             Identification No.)


   40 Lane Road, Fairfield, New Jersey                           07004
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.

         On March 11, 2002, Covanta Energy Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired: Not applicable.

(b)      Pro forma financial information: Not applicable.

(c)      Exhibit: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 12, 2002

                                        COVANTA ENERGY CORPORATION


                                        By: /s/ Jeffrey R. Horowitz
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                                        Name:  Jeffrey R. Horowitz
                                        Title: Senior Vice President - Legal
                                               Affairs and Secretary

                                                                       EXHIBIT A

                                                             COVANTA ENERGY Logo


FOR IMMEDIATE RELEASE

              COVANTA ENERGY CORPORATION SEEKS FURTHER BANK WAIVERS

          -- Company Expects to Seek Additional Waivers by March 15 --

FAIRFIELD, NJ, March 11, 2002 -- Covanta Energy Corporation (NYSE:COV) today announced that it has requested further waivers to its Master Credit Facility by March 15, 2002, with respect to the bank fees coming due this week and other matters.

Discussions with the Company's senior secured bank group with respect to these waivers are ongoing, although there can be no assurance that an agreement will be obtained.

As previously announced, the Company is pursuing a restructuring of its balance sheet as part of its comprehensive review of strategic options.

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Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:

    o Economic, capital market and other business conditions affecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints and risks and uncertainties associated with the recently deregulated energy industry;

    o Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta has a financial interest;

    o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which is effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.

    o Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

    o Limitations on Covanta's ability to control the development or operation of projects in which Covanta has less than 100% interest;

    o The lack of operating history at development projects provides only a limited basis for management to project the results of future operations.

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Contacts:   Investor Relations:
            Louis M. Walters 973-882-7260

            Media Relations:
            Eric Berman, David Lilly
            Kekst & Company, 212-521-4800